UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   September 28, 2017
(Date of earliest event reported)

BANK 2017-BNK7
(Central Index Key Number 0001714679)

(Exact name of issuing entity)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)

Bank of America, National Association
(Central Index Key Number 0001102113)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677-18	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 28, 2017, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of September 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of BANK 2017-BNK7, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK7.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “222 Second Street” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 222 Second Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.6.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “University Center Chicago” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the University Center Chicago Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.7.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Westin Building Exchange” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Westin Building Exchange Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.9.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Mall of Louisiana” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Mall of Louisiana Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.10.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Raleigh Marriott City Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Raleigh Marriott City Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “General Motors Building” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee (the “BXP 2017-GM Trust and Servicing Agreement”), and the General Motors Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.5.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “411 East Wisconsin” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of August 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor, Trimont Real Estate Advisors, LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “CGCMT 2017-B1”), and the 411 East Wisconsin Intercreditor Agreement, an executed version of such co-lender agreement being attached hereto as Exhibit 4.12.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “First Stamford Place” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of July 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “JPMCC 2017-JP7 Pooling and Servicing Agreement”), and the First Stamford Place Intercreditor Agreement, an executed version of such co-lender agreement being attached hereto as Exhibit 4.14.

On and after the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement), the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Corporate Woods Portfolio” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the pooling and servicing agreement entered into in connection with the securitization of the related Servicing Shift Lead Note (as defined in the Pooling and Servicing Agreement). In addition, the related Mortgage Loan will be serviced and administered under the Corporate Woods Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.8.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Moffett Place B4” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the pooling and servicing agreement entered into in connection with the securitization of the related Servicing Shift Lead Note. In addition, the related Mortgage Loan will be serviced and administered under the Moffett Place B4 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), and as to which an executed version is attached hereto as Exhibit 4.13.

The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $1,040,694,000, were sold to Wells Fargo Securities, LLC (“WFS”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Morgan Stanley & Co. LLC (“Morgan Stanley”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS, MLFP&S and Morgan Stanley, the “Underwriters”), pursuant to the underwriting agreement, dated as of September 19, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as Exhibit 5 and Exhibit 8 to this report.

On September 28, 2017, the Registrant also sold the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $112,430,180, to WFS, MLFP&S, Morgan Stanley and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 19, 2017, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On September 28, 2017, the Registrant also transferred the RR Interest, having a principal amount of $60,690,746.32, to WFB, Morgan Stanley Bank, N.A. and Bank of America, National Association (in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of September 28 2017, between the Registrant and the Retaining Parties. The RR Interest was transferred in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying a portion of its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by acquiring from the Depositor on the Closing Date and retaining approximately 40.1% of the RR Interest. The remaining portions of the RR Interest, approximately 26.9% and approximately 32.9% are to be retained by Morgan Stanley Bank, N.A. and Bank of America, National Association, respectively, each as an “eligible originator” under the Credit Risk Retention Rules.

The RR Interest constitutes an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) that represents the right to receive 5.0% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The Public Certificates, the Private Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in BANK 2017-BNK7 (the “Issuing Entity”), a common law trust fund formed on September 28, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 65 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 19, 2017, between the Registrant and WFB, (ii) Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 19, 2017, between the Registrant and MSMCH, (iii) Bank of America, National Association (“BANA”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 19, 2017, between the Registrant and BANA and (iv) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 19, 2017, between the Registrant and NCB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Parties, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated September 20, 2017 and as filed with the Securities and Exchange Commission on September 20, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of September 20, 2017.

On September 19, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,040,694,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,229,907, were approximately $1,109,976,649. Of the expenses paid by the Registrant, approximately $112,100 were paid directly to affiliates of the Registrant, $1,429,467 in the form of fees were paid to the Underwriters, $434,395 were paid to or for the Underwriters and $4,253,945 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 19, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.2	Trust and Servicing Agreement, dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Pooling And Servicing Agreement, dated and effective as of August 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor, Trimont Real Estate Advisors, LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of July 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Agreement Between Note Holders, dated as of June 30, 2017, between the holders of General Motors Building Pari Passu Companion Loans, the holders of the General Motors Building Subordinate Companion Loans and the holder of the General Motors Building Mortgage Loan, relating to the relative rights of such holders of the General Motors Building Whole Loan.
Exhibit 4.6	Agreement Between Note Holders, dated as of August 30, 2017, by and between the holders of the respective promissory notes evidencing the 222 Second Street Whole Loan, relating to the relative rights of such holders, as the same may be amended in accordance with the terms thereof.

Exhibit 4.7	Agreement Between Note Holders, dated as of July 20, 2017, by and between the holders of the respective promissory notes evidencing the University Center Chicago Whole Loan, relating to the relative rights of such holders, as the same may be amended in accordance with the terms thereof.
Exhibit 4.8	Agreement Between Note Holders, dated as of September 7, 2017, by and between the holders of the respective promissory notes evidencing the Corporate Woods Portfolio Whole Loan, relating to the relative rights of such holders.
Exhibit 4.9	Agreement Between Note Holders, dated as of September 5, 2017, by and between the holders of the respective promissory notes evidencing the Westin Building Exchange Whole Loan, relating to the relative rights of such holders.
Exhibit 4.10	Agreement Between Note Holders, dated as of September 5, 2017, by and between the holders of the respective promissory notes evidencing the Mall of Louisiana Whole Loan, relating to the relative rights of such holders.
Exhibit 4.11	Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the Raleigh Marriott City Center Pari Passu Companion Loan and the holder of the Raleigh Marriott City Center Mortgage Loan, relating to the relative rights of such holders.
Exhibit 4.12	Agreement Between Note Holders, dated as of August 29, 2017, by and between the holders of the respective promissory notes evidencing the 411 East Wisconsin Whole Loan, relating to the relative rights of such holders.
Exhibit 4.13	Agreement Between Note Holders, dated as of September 28, 2017, by and between the holders of the respective promissory notes evidencing the Moffett Place B4 Portfolio Whole Loan, relating to the relative rights of such holders.
Exhibit 4.14	Co-Lender Agreement, dated as of July 31, 2017, by and between the holders of the respective promissory notes evidencing the First Stamford Place Whole Loan, relating to the relative rights of such holders.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 20, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 28, 2017	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of September 19, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Academy Securities, Inc., as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.2	Trust and Servicing Agreement, dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Aegon USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Wilmington Trust, National Association, as trustee.	(E)
4.3	Pooling And Servicing Agreement, dated and effective as of August 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor, Trimont Real Estate Advisors, LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement, dated as of July 1, 2017, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	Agreement Between Note Holders, dated as of June 30, 2017, between the holders of General Motors Building Pari Passu Companion Loans, the holders of the General Motors Building Subordinate Companion Loans and the holder of the General Motors Building Mortgage Loan, relating to the relative rights of such holders of the General Motors Building Whole Loan.	(E)
4.6	Agreement Between Note Holders, dated as of August 30, 2017, by and between the holders of the respective promissory notes evidencing the 222 Second Street Whole Loan, relating to the relative rights of such holders, as the same may be amended in accordance with the terms thereof.	(E)
4.7	Agreement Between Note Holders, dated as of July 20, 2017, by and between the holders of the respective promissory notes evidencing the University Center Chicago Whole Loan, relating to the relative rights of such holders, as the same may be amended in accordance with the terms thereof.	(E)
4.8	Agreement Between Note Holders, dated as of September 7, 2017, by and between the holders of the respective promissory notes evidencing the Corporate Woods Portfolio Whole Loan, relating to the relative rights of such holders.	(E)
4.9	Agreement Between Note Holders, dated as of September 5, 2017, by and between the holders of the respective promissory notes evidencing the Westin Building Exchange Whole Loan, relating to the relative rights of such holders.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10	Agreement Between Note Holders, dated as of September 5, 2017, by and between the holders of the respective promissory notes evidencing the Mall of Louisiana Whole Loan, relating to the relative rights of such holders.	(E)
4.11	Agreement Between Note Holders, dated as of July 13, 2017, between the holders of the Raleigh Marriott City Center Pari Passu Companion Loan and the holder of the Raleigh Marriott City Center Mortgage Loan, relating to the relative rights of such holders.	(E)
4.12	Agreement Between Note Holders, dated as of August 29, 2017, by and between the holders of the respective promissory notes evidencing the 411 East Wisconsin Whole Loan, relating to the relative rights of such holders.	(E)
4.13	Agreement Between Note Holders, dated as of September 28, 2017, by and between the holders of the respective promissory notes evidencing the Moffett Place B4 Portfolio Whole Loan, relating to the relative rights of such holders.	(E)
4.14	Co-Lender Agreement, dated as of July 31, 2017, by and between the holders of the respective promissory notes evidencing the First Stamford Place Whole Loan, relating to the relative rights of such holders.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 28, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 20, 2017.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between Bank of America, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of September 19, 2017, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)